SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2008

HEARTLAND OIL AND GAS CORP.
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(Exact Name of Registrant as Specified in Charter)

Nevada	000-32669	91-1918326
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(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification Number)

12603 Southwest Freeway, Suite 285
Houston, TX 77477
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(Address of Principal Executive Offices)

(713) 231-0300
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(Registrant's Telephone Number, including area code)

Section 5.   -   Corporate Governance and Management

Item 5.02.     Departure of Directors or Certain Officers; Appointment of Certain Officers.

Resignations of Principal Officers

On January 28, 2008, the Registrant accepted the resignation of Mr. Steven A. Fall from his positions as the Registrant’s Chief
Executive Officer and President and from his position as a member of the Registrant’s board of directors. On January 28, 2008, the Registrant also accepted the resignation of Mr. Said Abdallah from his position as the Registrant’s Chief Operating Officer.
Messrs. Fall and Abdallah’s resignations shall become effective on February 1, 2008.

The resignations of Mr. Fall and Mr. Said Abdallah were mutually agreed to between the individuals and the Registrant as Mr.
Fall and Mr. Said Abdallah wished to focus on other business opportunities and interests and the Registrant desired to reduce operating expenses. The resignations did not result from any disagreement with the Registrant relating to the Registrant’s operations, policies or practices. A copy of Mr. Fall’s resignation letter is attached as an exhibit hereto.

Appointment of Principal Officers

On January 28, 2008, the Registrant’s board of directors agreed to the appointment of Mr. Kamal Abdallah as its Interim Chief
Executive Officer and President. The appointment of Mr. Kamal Abdallah shall become effective on February 1, 2008.
Mr. Abdallah is currently chairman of the Registrant’s board of directors and he is the Chief Executive Officer, President and
Chairman of the board of Universal Property Development and Acquisition Corporation (“UPDA”), the Registrant’s parent company.

The following biography describes the business experience of Mr. Kamal Abdallah:

Kamal Abdallah – Interim CEO and President and Chairman of the Board.

Mr. Abdallah, 43, has been the Chief Executive Officer and a Director of UPDA since March 2005. During that period he has overseen the acquisition, development and management of UPDA’s oil and gas properties, and related assets. Prior to joining
UPDA, Mr. Abdallah had over fifteen years experience in commercial real estate investment and development. From 2000 to the present, Mr. Abdallah was self-employed as a real estate development entrepreneur where he developed a successful real estate investment business concentrated in the structuring and financing of a variety of commercial real property transactions.
Mr. Abdallah attended Oakland Community College and Oakland University in Michigan where he focused his studies in the area of accounting and finance.

Registrant’s Board of Directors

As of February 1, 2008, the Board of Directors of the Registrant consisted of two members, Mr. Kamal Abdallah and
Mr. Christopher McCauley.

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Section 9.   -   Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits

       (a)     Financial statements of business acquired: Not applicable.

       (b)     Pro forma financial information: Not applicable

       (c)     Exhibits.

                99.3     Letter of resignation for Steven A. Fall dated January 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Heartland oil & Gas Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2008

HEARTLAND OIL & GAS CORP.

By:	/s/Kamal Abdallah
Kamal Abdallah
Interim CEO and President

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